Exhibit 10.2
EXCHANGE AGREEMENT
          EXCHANGE AGREEMENT (this “Agreement”), dated as of December 1, 2010, among FXCM Inc., a Delaware corporation, FXCM Holdings, LLC, a Delaware limited liability company, and the holders of Holdings Units (as defined herein) from time to time party hereto.
          WHEREAS, the parties hereto desire to provide for the exchange of Holdings Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein;
          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
          SECTION 1.1. Definitions
     The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.
     “Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Corporation.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Corporation” means FXCM Inc., a Delaware corporation, and any successor thereto.
     “Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Exchange Rate” means the number of shares of Class A Common Stock for which a Holdings Unit is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.2 of this Agreement.
     “Holdings” means FXCM Holdings, LLC, a Delaware limited liability company, and any successor thereto.
     “Holdings LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Holdings, dated on or about the date hereof, as such agreement may be amended from time to time.
     “Holdings Unit” means (i) each Class A Unit (as such term is defined in the Holdings LLC Agreement) issued as of the date hereof and (ii) each Class A Unit or other interest in Holdings that may be issued by Holdings in the future that is designated by the Corporation as a “Holdings Unit”.

     “Holdings Unitholder” means each holder of one or more Holdings Units that may from time to time be a party to this Agreement.
     “IPO” has the meaning set forth in Section 2.1(a) of this Agreement.
     “Permitted Transferee” has the meaning given to such term in Section 4.1 of this Agreement.
     “Unvested Units” has the meaning given to such term in the Holdings LLC Agreement.
ARTICLE II
     SECTION 2.1. Exchange of Holdings Units for Class A Common Stock.
          (a) From and after the first anniversary of the date of the closing of the initial public offering and sale of Class A Common Stock (as contemplated by the Corporation’s Registration Statement on Form S-1 (File No. 333-169234)) (the “IPO”), each Holdings Unitholder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender Holdings Units (other than Unvested Units) to Holdings in exchange for the delivery to the Exchanging Holdings Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of Holdings Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”); provided that any such Exchange is for a minimum of the lesser of 1,000 Holdings Units or all of the Holdings Units (other than Unvested Units) held by such Holdings Unitholder.
          (b) A Holdings Unitholder shall exercise its right to Exchange Holdings Units as set forth in Section 2.1(a) above by delivering to the Corporation and to Holdings a written election of exchange in respect of the Holdings Units to be Exchanged substantially in the form of Exhibit A hereto, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and of Holdings. As promptly as practicable following the delivery of such a written election of exchange, Holdings shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant Exchanging Holdings Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, Holdings will, subject to Section 2.1(c) below, upon the written instruction of an Exchanging Unitholder, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such Exchanging Holdings Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Exchanging Holder. The Corporation shall take such actions as may be required to ensure the performance by Holdings of its obligations under this Section 2(b) and the foregoing Section 2(a), including the issuance and sale of shares of Class A Common Stock to or for the account of Holdings in exchange for the delivery to the Corporation of a number of Holdings Units that is equal to the number of Holdings Units surrendered by an Exchanging Holder.

          (c) Holdings and each Exchanging Holdings Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Holdings shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Holdings Unitholder that requested the Exchange, then such Holdings Unitholder and/or the person in whose name such shares are to be delivered shall pay to Holdings the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Holdings that such tax has been paid or is not payable.
          (d) Notwithstanding anything to the contrary herein, to the extent the Corporation or Holdings shall determine that interests in Holdings do not meet the requirements of Treasury Regulation section 1.7704-1(h), the Corporation or Holdings may impose such restrictions on Exchange as the Corporation or Holdings may determine to be necessary or advisable so that Holdings is not treated as a “publicly traded partnership” under Section 7704 of the Code. Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of Holdings, such an Exchange would pose a material risk that Holdings would be a “publicly traded partnership” under Section 7704 of the Code.
          (e) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Holdings Unitholder shall not be entitled to Exchange Holdings Units to the extent the Corporation determines that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended) or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such Holdings Unitholder may be party (including, without limitation, the Holdings LLC Agreement) or any written policies of the Corporation related to unlawful or improper trading (including, without limitation, the policies of the Corporation relating to insider trading).
          SECTION 2.2. Adjustment.
          (a) The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Holdings Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Holdings Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Holdings Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging Holdings Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to the Holdings Units held by the Holdings Unitholders and their Permitted Transferees as of the date hereof, as well as any Holdings Units hereafter acquired by a Holdings Unitholder and his or her or its Permitted Transferees. This Agreement shall apply to, mutatis mutandis, and all references to “Holdings Units” shall be deemed to include, any security, securities or other property of Holdings which may be issued in respect of, in exchange for or in substitution of Holdings Units by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.
          SECTION 2.3. Class A Common Stock to be Issued.
          (a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude Holdings from satisfying its obligations in respect of the exchange of the Holdings Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or Holdings or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof). The Corporation and Holdings covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.
          (b) The Corporation and Holdings covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Holdings Unitholder requesting such Exchange, the Corporation and Holdings shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Holdings shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

ARTICLE III
          SECTION 3.1. Representations and Warranties of the Corporation and of Holdings. Each of the Corporation and Holdings represents and warrants that (i) it is a corporation or limited liability company duly incorporated or formed and is existing in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate or limited liability company power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and, in the case of the Corporation, to issue the Class A Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby (including without limitation, in the case of the Corporation, the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate or limited liability company action on its part, and (iv) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
          SECTION 3.2. Representations and Warranties of the Holdings Unitholders. Each Holdings Unitholder, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Holdings Unitholder, and (iv) this Agreement constitutes a legal, valid and binding obligation of such Holdings Unitholder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
ARTICLE IV
          SECTION 4.1. Additional Holdings Unitholders. To the extent a Holdings Unitholder validly transfers any or all of such holder’s Holdings Units to another person in a transaction in accordance with, and not in contravention of, the Holdings LLC Agreement, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Holdings Unitholder hereunder. To the extent Holdings issues Holdings Units in the future, then the holder of such Holdings Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such holder shall become a Holdings Unitholder hereunder.
          SECTION 4.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 4.2):
          (a) If to the Corporation, to:
FXCM Inc.
32 Old Slip
New York, New York 10005
Attention: Chief Financial Officer
Facsimile: (212) 897-7662
          (b) If to Holdings, to:
FXCM Holdings, LLC
c/o FXCM Inc.
32 Old Slip
New York, New York 10005
Attention: Chief Financial Officer
Facsimile: (212) 897-7662
          (c) If to any Holdings Unitholder, to the address and other contact information set forth in the records of Holdings from time to time.
          SECTION 4.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
          SECTION 4.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.
          SECTION 4.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
          SECTION 4.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Holdings and (iii) Holdings Unitholders holding a majority of the then outstanding Holdings Units (excluding Holdings Units held by the Corporation).
          SECTION 4.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.
          SECTION 4.8. Submission to Jurisdiction; Waiver of Jury Trial.
          (a) Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.
          (b) Notwithstanding the provisions of paragraph (a), the parties hereto may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each party hereto (i) expressly consents to the application of paragraph (c) of this Section 4.8 to any such action or proceeding and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate.
          (c) (i) EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 4.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another.
               (ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 4.8 and such parties agree not to plead or claim the same.
          (d) Notwithstanding any provision of this Agreement to the contrary, this Section 4.8 shall be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Delaware Uniform Arbitration Act (10 Del. C. § 5701 et seq.)

(the “Delaware Arbitration Act”). If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Section 4.8, including any rules of the International Chamber of Commerce, shall be invalid or unenforceable under the Delaware Arbitration Act, or other applicable law, such invalidity shall not invalidate all of this Section 4.8. In that case, this Section 4.8 shall be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 4.8 shall be construed to omit such invalid or unenforceable provision.
          SECTION 4.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4.9.
          SECTION 4.10. Tax Treatment. This Agreement shall be treated as part of the partnership agreement of Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Holdings Units by a Holdings Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.
          SECTION 4.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.
          SECTION 4.12. Independent Nature of Holdings Unitholders’ Rights and Obligations. The obligations of each Holdings Unitholder hereunder are several and not joint with the obligations of any other Holdings Unitholder, and no Holdings Unitholder shall be responsible in any way for the performance of the obligations of any other Holdings Unitholder under hereunder. The decision of each Holdings Unitholder to enter into to this Agreement has been made by such Holdings Unitholder independently of any other Holdings Unitholder. Nothing contained herein, and no action taken by any Holdings Unitholder pursuant hereto, shall be deemed to constitute the Holdings Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holdings Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the Holdings Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.
          SECTION 4.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

FXCM INC.
By:	/s/ David S. Sassoon
	Name:	David S. Sassoon
	Title:	Secretary and General Counsel

FXCM HOLDINGS, LLC
By:	/s/ David S. Sassoon
	Name:	David Sakhai
	Title:	Chief Operating Officer

HOLDINGS UNITHOLDERS Each Holdings Unitholder set forth on Annex A hereto
By:	/s/ David S. Sassoon
	Name:	David S. Sassoon
	Title:	Attorney-in-fact

EXHIBIT A
[FORM OF]
ELECTION OF EXCHANGE
FXCM Inc.
32 Old Slip
New York, New York 10005
Attention: Chief Financial Officer
FXCM Holdings, LLC
c/o FXCM Inc.
32 Old Slip
New York, New York 10005
Attention: Chief Financial Officer
          Reference is hereby made to the Exchange Agreement, dated as of __________ (the “Exchange Agreement”), among FXCM Inc., a Delaware corporation, FXCM Holdings, LLC, a Delaware limited liability company, and the holders of Holdings Units (as defined herein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
          The undersigned Holdings Unitholder hereby transfers to the Corporation, for the account of Holdings, the number of Holdings Units set forth below in Exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of Holdings Unitholder:

Address:

Number of Holdings Units to be Exchanged: _______________________
The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Holdings Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Holdings Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Holdings Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of Holdings as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation, for the account of Holdings, the Holdings Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in Exchange therefor.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B
[FORM OF]
JOINDER AGREEMENT
          This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [     ] (the “Agreement”), among FXCM Inc., a Delaware corporation (the “Corporation”), FXCM Holdings, LLC, a Delaware limited liability company (“Holdings”), and each of the Holdings Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.
          The undersigned hereby joins and enters into the Agreement having acquired Holdings Units in Holdings. By signing and returning this Joinder Agreement to the Corporation, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Holdings Unitholder contained in the Agreement, with all attendant rights, duties and obligations of a Holdings Unitholder thereunder and (ii) makes each of the representations and warranties of a Holdings Unitholder set forth in Section 3.2 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Holdings, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.
     Name: ________________________

Address for Notices:	With copies to:

Attention: